UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 10, 2016
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 10, 2016, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Carrols Restaurant Group, Inc. (the “Company”), the Company’s stockholders approved the adoption of the Carrols Restaurant Group, Inc. 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”). A description of the 2016 Stock Incentive Plan is set forth in the Company’s 2016 Proxy Statement (the “2016 Proxy Statement”) filed with the Securities and Exchange Commission on April 29, 2016 under the caption “Proposal No. 2: To Approve The Adoption of the Carrols Restaurant Group, Inc. 2016 Stock Incentive Plan,” and is incorporated herein by reference. The description of the 2016 Stock Incentive Plan is qualified in its entirety by reference to the full text of such plan, which was included as Appendix A to the 2016 Proxy Statement, and is incorporated herein by reference.

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 10, 2016, the Company held the Annual Meeting of Stockholders.
At the Annual Meeting, stockholders re-elected Daniel T. Accordino as Class I director, to serve a three year term that expires at the Company's 2019 Annual Meeting of Stockholders or until his respective successor has been duly elected and qualified. Stockholders voted to approve the adoption of the 2016 Stock Incentive Plan. Stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year. Stockholders also voted to approve the the non-binding stockholder proposal to request that the Board of Directors initiate the appropriate processes to amend the Company's Certificate of Incorporation and/or By-Laws to require a majority vote in uncontested elections of directors of the Company.
The results of voting for each proposal submitted to the stockholders are as follows:

Proposal 1. Election of Class I Director, Daniel T. Accordino.

Name	For	Withheld	Broker Non-Vote
Daniel T. Accordino	32,994,928	2,559,229	5,339,189
Proposal 2. Approval of the adoption of the 2016 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
27,006,107	8,514,326	33,724	5,339,189
Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year.

For	Against	Abstain
40,592,289	149,286	151,771

Proposal 4. Approval of the non-binding stockholder proposal to request that the Board of Directors amend the Company's Certificate of Incorporation and/or By-Laws to require a majority vote in uncontested elections of directors of the Company.

For	Against	Abstain	Broker Non-Vote
22,184,164	11,099,030	2,270,962	5,339,189

Additionally, on June 10, 2016, the holder of all of the outstanding shares of the Company's Series A Convertible Preferred Stock voted to re-elect directors José E. Cil and Alexandre Macedo to the Company’s Board of Directors. Messrs. Cil and Macedo each will serve as a Class A Director for a one year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2017 or until their respective successors shall have been elected and shall qualify.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	2016 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2016) #
#    Compensatory plan or arrangement.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	June 13, 2016

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President, General Counsel and Secretary